UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2012

Capital Southwest Corporation

(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

814-00061	75-1072796
(Commission File Number)	(IRS Employer Identification No.)

12900 Preston Road, Suite 700, Dallas, Texas	75230
(Address of principal executive offices)	(Zip Code)

972-233-8242
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of May 2, 2012, Graeme W. Henderson, and effective May 3, 2012, Donald W. Burton, resigned as directors of Capital Southwest Corporation (the “Company”).  Neither director indicated any disagreement with the Company.  Attached hereto as Exhibits 99.1 and 99.2 are copies of Mr. Henderson's and Mr. Burton's letters of resignation.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Letter from Graeme W. Henderson dated May 2, 2012.
99.2	Letter from Donald W. Burton dated May 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2012

CAPITAL SOUTHWEST CORPORATION

By:	/s/ Gary L. Martin
Gary L. Martin
Chairman and Chief Executive Officer